Exhibit 10.15

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.


        COMPOSITE INDUSTRIES OF AMERICA, INC.

        CALLABLE WARRANT


        Date of Original Issuance:
        December 3, 2001

        Composite Industries of America, Inc. (formerly known as World Homes,
Inc), a Nevada corporation (the "Company"), hereby certifies that, for value received, Burlington Street LLC or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company up to a total of 2,173,913 shares of common stock, $.001 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise price per share equal to $0.01 (the "Exercise Price"), at any time and from time to time from and after the date hereof and through and including December 3, 2006 (the "Expiration Date"), and subject to the following terms and conditions. Certain terms used herein are defined in Exhibit A attached hereto.

                1. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

                2.      Registration of Transfers and Exchanges.

                        (a) The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at its address for notice set forth in Section 12. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

                        (b) This Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company at its address for notice set forth in Section 12 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

                3.      Duration, Exercise and Redemption of Warrants.

                        (a)     Exercise By Holder

                                At any time between the date on which the
Commitment Period expires and 5:30 p.m.(New York City time) on the Expiration Date, the Holder shall be entitled to exercise this Warrant to purchase all or a portion of the Warrant Shares which have not been previously issued and with respect to which this Warrant has not been previously redeemed or canceled in accordance with the terms hereof. At 5:30 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

                        (b)     Company Call Option

                                (i)  Subject to the terms and conditions set
forth herein, prior to 5:30 p.m. (New York City time) on any Trading Day during the period between November 13, 2001 and the Trading Day immediately preceding the expiration of the Commitment Period (the "Call Expiration Date"), the Company may deliver written notices to the Holder (each, a "Call Notice" and the Trading Day a Call Notice is delivered, a "Delivery Date"), of the Company's election to call, for a price of $.001 per Warrant Share, up to a number of Warrant Shares equal to the quotient obtained by dividing (x) $1,000,000 (not including any Investment Amount paid to the Company by the Holder), by (y) the closing bid price of the Common Stock for the Trading Day immediately preceding November 13, 2001. The portion of this Warrant subject to a Call Notice will be canceled and of no further effect from and after 5:30 p.m. (New York City time) on the third Trading Day following Delivery Date (the "Call Expiration Time").

                (ii) No new Call Notice may be delivered: (i) until the expiration of the Call Expiration Time for the immediately preceding Call Notice and (ii) unless the conditions set forth in Section 3(c) have been either satisfied by the Company or waived by the Holder.

                        (c) Conditions Precedent to Delivery of Call Notice by Company

        The right of the Company to deliver a Call Notice is subject to the satisfaction or waiver by the Holder, at or before the applicable Call Expiration Time, of each of the following conditions (and, if after delivery thereof any of the following conditions shall cease to be met, such Call Notice shall be null and void ab initio):

                        (1) The representations and warranties of the Company contained in the Purchase Agreement shall be true and correct as of each of the applicable Delivery Dates and Call Expiration Times, as though first made on and as of such Delivery Date and Call Expiration Time (other than representations and warranties which relate to a specific date (which shall not include representations and warranties relating to the "date hereof"), which representations and warranties shall be true as of such specific date);

                        (2) The Company shall have performed, satisfied and complied in all material respects with all covenants (including timely delivery of Warrant Shares in accordance with Section 3(d)), and agreements in the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the applicable Delivery Date and Call Expiration Time;

                        (3) The Registration Statement shall be effective on the Delivery Date and as at the Call Expiration Time, not subject to any stop order or suspension, and the Registration Statement shall cover all of the Warrant Shares subject to such Call Notice;

                        (4) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction and in force on the Delivery Date which prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

                        (5) Since the date hereof, no event or series of events which reasonably would be expected to have or result in a Material Adverse Effect (as defined in the Purchase Agreement) and no Change of Control Transaction shall have occurred;

                        (6) On the Delivery Date, the Common Stock shall be trading on the OTC Bulletin Board ("OTC"), Nasdaq National Market, Nasdaq Smallcap Market, New York Stock Exchange or American Stock Exchange (each, a "Subsequent Market");

                        (7) No approval of the shareholders of the Company shall be required under the rules of the Nasdaq Stock Market or any other Subsequent Market on which the Common Stock is traded or listed for trading in order to issue the number of Warrant Shares indicated in the applicable Call Notice; and

                        (8) The Company shall have sold to the Holder, Put Shares, for which Holder paid a purchase price of $1,000,000 pursuant to the Purchase Agreement.

                        (d)     Delivery of Warrant Shares to Holder

        Upon delivery of an executed Form of Election to Purchase, together with the grid attached hereto as Annex A duly completed and signed, to the Company at its address for notice set forth in Section 12 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in the manner provided hereunder, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 3 Business Days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends except in the event that a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective and the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant. The Company shall, upon request of the Holder, if available, use its best efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. To effect an exercise hereunder, the Holder shall not be required to physically surrender this Warrant to the Company unless all the Warrant Shares have been exercised. Exercises hereunder shall have the effect of lowering the number of Warrant Shares in an amount equal to the applicable exercise, which shall be evidenced by entries set forth on the attached Annex
A. The Holder and the Company shall maintain records showing the number of Warrant Shares exercised and the date of such exercises. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following exercise of a portion of this Warrant, the number of shares issuable upon exercise of this Warrant may be less than the amount stated on the face hereof.

                        A "Date of Exercise" means the date on which the Company shall have received the Form of Election to Purchase completed and duly signed. This Warrant shall be exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares.

                        (e)     Rescission and Buy-In.

        If the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares issuable upon an exercise by the third Trading Day after the Date of Exercise, then the Holder will have the right to rescind such exercise. In addition, if the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise by the third Trading Day after the Date of Exercise, and if after such third Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue by (B) the closing bid price of the Common Stock at the time of the obligation giving rise to such purchase obligation and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder . For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with a market price on the date of exercise totaled $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000.
The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

                4. Piggyback Registration Rights. This Warrant is subject to the piggyback registration rights granted under the Registration Rights Agreement and such piggyback registration rights shall continue until all of the Holder's Warrant Shares have been sold in accordance with an effective registration statement or upon the Expiration Date. The Company will pay all registration expenses in connection therewith.

                5. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

                6. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

                7. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 8). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

                8. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 8. Upon each such adjustment of the Exercise Price pursuant to this Section 8, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                (a) If the Company, at any time while this Warrant is outstanding, (i) shall pay a stock dividend (except scheduled dividends paid on outstanding preferred stock as of the date hereof which contain a stated dividend rate) or otherwise make a distribution or distributions on shares of its Common Stock or on any other class of capital stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. In such event, the number of Warrant shares issuable under this Warrant shall be equitably adjusted to reflect such event (e.g. in the event of a 2:1 stock split of the Common Stock, the number of Warrant shares shall be increased to twice the number available for purchase prior to the record date for such stock split). Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

                (b) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification or share exchange. The terms of any such reclassification or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this
Section 8(b) upon any exercise following any such reclassification or share exchange.

                (c) If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to holders of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 8(a), (b) and (d)), then in each such case the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be such Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Company's independent certified public accountants that regularly examines the financial statements of the Company (an "Appraiser").

                (d) In case of any (1) merger or consolidation of the Company with or into another Person, or (2) sale by the Company of more than one-half of the assets of the Company (on a book value basis) in one or a series of related transactions, the Holder shall have the right thereafter to
(A) exercise this Warrant for the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and the Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the Common Stock for which this Warrant could have been exercised immediately prior to such merger, consolidation or sales would have been entitled or (B) in the case of a merger or consolidation, (x) require the surviving entity to issue common stock purchase warrants equal to the number Warrant Shares to which this Warrant then permits, which newly warrant shall be identical to this Warrant, and (y) simultaneously with the issuance of such warrant, the Holder of such warrant shall have the right to exercise such warrant only into shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger or consolidation or (C) require the surviving entity from such merger, acquisition or business combination to pay to the Holder,
in cash, the Black Scholes value of this Warrant.   In the case of clause (B),
the exercise price for such new warrant shall be based upon the amount of securities, cash and property that each share of Common Stock would receive in such transaction and the Exercise Price of this Warrant immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger, sale or consolidation shall include such terms so as continue to give the Holder the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to successive such events.

                (e) For the purposes of this Section 8, the following clauses shall also be applicable:

                                (i)  Record Date.  In case the Company shall
take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or
(B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                                (ii)  Treasury Shares.  The number of shares
of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

                        (f) All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

                        (g) Whenever the Exercise Price is adjusted pursuant to Section 8(c) above, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case the adjustment shall be equal to the average of the adjustments recommended by each of the Appraiser and such appraiser. The Holder shall promptly mail or cause to be mailed to the Company, a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such adjustment shall become effective immediately after the record date mentioned above.

                        (h)     If:

                                        (i)     the Company shall declare a
dividend (or any other distribution) on its Common Stock; or

                                        (ii)    the Company shall declare a
special nonrecurring cash dividend on or a redemption of its Common Stock; or

                                        (iii)   the Company shall authorize
the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

                                        (iv)    the approval of any
stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

                                        (v)     the Company shall authorize
the voluntary dissolution, liquidation or winding up of the affairs of the Company,

then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up, provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

                9. Payment of Exercise Price. The Holder shall pay the Exercise Price in one of the following manners:

                        (a) Cash Exercise. The Holder may deliver immediately available funds; or

                        (b) Cashless Exercise. Commencing the earlier to occur of the Effectiveness Date as defined in the Registration Rights Agreement and the date the registration statement required to be filed pursuant to the Registration Rights Agreement is declared effective by the Securities and Exchange Commission, when a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective, the Holder may satisfy its obligation to pay the Exercise Price through a "net" or "cashless" exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                                X = Y [(A-B)/A] where: X = the number of
Warrant Shares to be issued                           to the Holder.

                                Y = the number of Warrant Shares with respect
to which this Warrant is being exercised.

                                A = the average of the closing sale prices of
the Common Stock for the five (5) trading days immediately prior to (but not including) the Date of Exercise.

                                B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date.

                10.     Certain Exercise Restrictions.

                        A Holder may not exercise this Warrant to the extent such exercise would result in the Holder, together with its affiliate, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon such exercise and held by such Holder after application of this Section. To ensure compliance with this restriction, the Holder will be deemed to represent to the Company each time that it delivers a Form of Election to Purchase, that such Form of Election to Purchase has not violated the restrictions set forth in this paragraph. If the Holder has delivered a Form of Election to Purchase for a number of Warrant Shares that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the exercise for the maximum portion of this Warrant permitted to be exercised on such Date of Exercise in accordance with the periods described herein and, at the option of the Holder, either keep the portion of the Warrant tendered for exercise in excess of the permitted amount hereunder for future exercises or return such excess portion of the Warrant to the Holder. In the event of a merger or consolidation of the Company with or into another Person, this paragraph shall not apply with respect to a determination of the number of shares of common stock issuable upon exercise in full of the Warrants if such determination is necessary to establish the securities or other assets which the holders of Common Stock shall be entitled to receive upon the effectiveness of such merger or consolidation.

                11. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

                12. Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to 4505 W. Hacienda Avenue, Unit I-1, Las Vegas, Nevada 89118, facsimile: (702) 579-4833 attention: Merle Ferguson, or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.

                13. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

                14.     Miscellaneous.

                        (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

                        (b) Subject to Section 14(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant. This Warrant shall inure to the sole and exclusive benefit of the Company and the Holder.

                        (c) All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "New York Courts"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Warrant or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Warrant, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

                        (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

                        (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

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        SIGNATURE PAGE FOLLOWS]

                IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

                                COMPOSITE INDUSTRIES OF AMERICA, INC.


                                By:_____________________________________
Name:    Merle Ferguson
Title:   President

        Exhibit A

        "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York or the State of Nevada are authorized or required by law or other government action to close.

        "Change of Control Transaction" means the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 33% of the voting securities of the Company, (ii) a replacement at one time or over time of more than one-half of the members of the Company's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), (iii) the merger or consolidation of the Company with or into another entity that is not wholly-owned by the Company upon the completion of which the stockholders of the Company immediately before such merger or consolidation own or control less than 2/3 of the voting securities of the surviving entity or sale of 50% or more of the assets of the Company in one or a series of related transactions, or (i) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or (iii).

        "Commission" means the Securities and Exchange Commission.

        "Commitment Period" means the period commencing on the Effective Date and expiring on the earliest to occur of: (x) the date on which the Holder shall have paid an aggregate of $10,000,000 in Investment Amounts for Put Shares pursuant to the Purchase Agreement, (y) the date the Purchase Agreement is terminated in accordance with the terms hereof, or (z) the date occurring 18 months after the Effective Date.

        "Effective Date" means the date on which the Commission first declares effective a Registration Statement meeting the requirements of the Registration Rights Agreement and registering the resale by the Investor of the Put Shares and Warrant Shares.

        "Investment Amount" means the dollar amount to be invested by the Holder to purchase Put Shares as specified in a Put Notice.

        "Purchase Agreement" means the Equity Line Purchase Agreement, dated as of the date hereof, to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

        "Put" means the exercise by the Company of its right to require the Holder to purchase Put Shares pursuant to the terms of the Purchase Agreement.

        "Put Notice" means the written notice of the Company, in the form of Exhibit A to the Purchase Agreement, which is delivered to the Holder, specifying the Investment Amount that the Company intends to sell to the Holder.

        "Put Shares" means the number of shares of Common Stock that will be issued and sold to the Holder pursuant to a Put.

        "Registration Rights Agreement" means the Equity Line Registration Rights Agreement between the Company and the Holder, dated the date hereof.

        "Registration Statement" shall have the meaning set forth in the Registration Rights Agreement.

        "Trading Day" means (a)a day on which the shares of Common Stock are traded on the OTC Bulletin Board ("OTC") or on such Subsequent Market on which the shares of Common Stock are then listed or quoted, or (b)if the shares of Common Stock are not listed on a Subsequent Market, a day on which the shares of Common Stock are traded in the over-the-counter market, as reported by the OTC, or (c)if the shares of Common Stock are not quoted on the OTC, a day on which the shares of Common Stock are quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, that in the event that the shares of Common Stock are not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean a Business Day.

        "Transaction Documents" shall have the meaning set forth in the Purchase Agreement.

        FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the Warrant to which this form applies, issued by Composite Industries of America, Inc. (the "Company")(formerly World Homes Inc.).

To Composite Industries of America, Inc.:

        The undersigned hereby irrevocably elects to purchase _____________ shares of common stock, $.001 value, of the Company (the "Common Stock") and, if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, encloses herewith $ [ ] in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

        By its delivery of this Form of Election To Purchase, the Holder represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) permitted to be owned under Section 10 of this Warrant to which this notice relates.

        The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                            PLEASE INSERT SOCIAL SECURITY OR
                                            TAX IDENTIFICATION NUMBER






        (Please print name and address)




Dated:          ,                               Name of Holder:


                                                (Print)


                                                (By:)

                                                (Name:)
                                                (Title:)

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

        FORM OF ASSIGNMENT

        [To be completed and signed only upon transfer of Warrant]

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Composite Industries of America, Inc. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Composite Industries of America, Inc. with full power of substitution in the premises.

Dated:

_______________, ____


                                        _______________________________________

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)


                                        _______________________________________
                                        Address of Transferee

                                        _______________________________________

                                        _______________________________________



In the presence of:


__________________________



Annex A


Date    Number of Warrant Shares Available to be Exercised
        Number of Warrant Shares Exercised
        Number of Warrant Shares Remaining to be Exercised